EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned ChieF Executive Officer of Natural Golf Corporation (the "Company") and Chief Financial Officer of the Company hereby certify that:

      (1) the accompanying Annual Report on Form 10-KSB of the Company for the fiscal year ended November 30, 2003 (the "Report") fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      A signed original of this written statement required by Section 906, or another document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its Staff upon request.

Dated: February 28, 2005


                                   /s/ RICHARD A. MAGID
                                   ---------------------------------
                                   Richard A. Magid
                                   Chief Executive Officer
                                   Natural Golf Corporation


                                   /s/ RICHARD A. MAGID
                                   ---------------------------------
                                   Richard A. Magid
                                   Chief Financial Officer
                                   Natural Golf Corporation